UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 8, 2017
MACY’S, INC.
7 West Seventh Street, Cincinnati, Ohio 45202
(513) 579-7000
-and-
151 West 34th Street, New York, New York 10001
(212) 494-1602

Delaware (State of Incorporation)	1-13536 (Commission File Number)	13-3324058 (IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Macy’s, Inc. (“Macy’s”) announced today that Executive Chairman Terry J. Lundgren will retire from the Board of Directors effective January 31, 2018. The Board has appointed Jeff Gennette, who has been Chief Executive Officer since March 2017, to the additional position of Chairman of the Board effective January 31, 2018. Following Mr. Lundgren’s retirement, the size of the Board will be reduced from 11 to 10 directors.
Item 9.01.         Financial Statements and Exhibits.

                (d)      Exhibits

Exhibit Number	Description
99.1	Press Release of Macy’s dated December 8, 2017

MACY’S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2017	MACY’S, INC. By: /s/Elisa D. Garcia Name: Elisa D. Garcia Title: Chief Legal Officer and Secretary

Exhibit 99.1

Press Release of Macy’s dated December 8, 2017.
(see attached)